Acreage Further Streamlines Board of Directors
New York, August 4, 2023 - Acreage Holdings, Inc. (“Acreage” or the “Company”) (CSE: ACRG.A.U, ACRG.B.U) (OTCQX: ACRHF, ACRDF), a vertically integrated, multi-state operator of cannabis cultivation and retailing facilities in the U.S., announced today that in connection with the Company’s efforts to right-size it’s governance structure, Kevin Murphy, Chairman of the Board of Directors (the “Board”), and Brian Mulroney, Board member, are stepping down from their respective roles effective August 4, 2023. Dennis Curran, Chief Executive Officer of the Company, will assume the role of Chairman of the Board upon Mr. Murphy’s resignation.
The Company recently announced it has implemented a streamlined governance structure that is appropriately sized for Acreage’s near-term priorities as it prepares for the completion of its previously announced strategic arrangement (the “Floating Share Arrangement”) with Canopy Growth Corporation (“Canopy”) and Canopy USA, LLC (“Canopy USA”). In connection with this initiative, the Company is evaluating corporate governance actions that would reduce its number of required Board members to three. In the interim, Carl Nesbitt, Chief Financial Officer, and Corey Sheahan, Executive Vice President, General Counsel and Secretary, will be appointed to the Board, effective August 4, 2023.
“As Founder of Acreage and Chairman of the Board since its inception, Kevin has shown an unwavering commitment to the advancement of the Company’s strategic vision and the growth of the cannabis industry as a whole,” said Dennis Curran, Chief Executive Officer of Acreage. “Kevin has been instrumental in Acreage’s development, from the Company’s go-public transaction in 2018 to its next phase of growth with Canopy USA. We are sincerely grateful for the steadfast leadership he demonstrated throughout the Company’s journey over the past thirteen years since its inception.”
Mr. Curran continued, “On behalf of Acreage, I’d also like to express our profound appreciation to Brian, who has also served as a key Board member of the Company from its earliest days. His robust expertise and oversight contributed greatly to many of Acreage’s successes, and we thank him for his invaluable contributions and strategic insight throughout the growth of the Company.”
Kevin Murphy added, “I am honored to have been a part of the Acreage team for over a decade. The remarkable milestones we have achieved and unique hurdles we navigated together in this nascent industry are a testament to the drive and passion the team upholds. It has been a privilege to play a role in the continued growth of Acreage since its inception and I look forward to witnessing its bright future while it embarks on a new, exciting path under Canopy USA.”
About Acreage Holdings, Inc.
Acreage is a multi-state operator of cannabis cultivation and retailing facilities in the U.S., including the Company’s national retail store brand, The Botanist. With its principal address in New York City, Acreage’s wide range of national and regionally available cannabis products include the award-winning brands The Botanist and Superflux, the Tweed brand, the Prime medical brand in Pennsylvania, the Innocent brand in Illinois, and others. Since its founding in 2011, Acreage has focused on building and scaling operations to create a seamless, consumer-focused, branded experience. Learn more at www.acreageholdings.com and follow us on Twitter, LinkedIn, Instagram, and Facebook.
Forward Looking Statements
This news release and each of the documents referred to herein contains “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation, respectively. All statements, other than statements of historical fact, included herein are forward-looking information. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved.
Forward-looking statements or information involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of Acreage or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release.
Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including, but not limited to: the occurrence of changes in U.S. federal Laws regarding the cultivation, distribution or possession of marijuana; the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and Floating Shareholder approvals; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Floating Share Arrangement Agreement; the ability of Canopy Growth Corporation (“Canopy”), Canopy USA, LLC (“Canopy USA”) and Acreage to satisfy, in a timely manner, the closing conditions to the floating share arrangement among Canopy, Canopy USA and Acreage (the “Floating Share Arrangement”); risks relating to the value and liquidity of the Floating Shares and the common shares of Canopy; Canopy maintaining compliance with the Nasdaq Global Stock Market (the “Nasdaq”) and Toronto Stock Exchange listing requirements; the rights of the Floating Shareholders may differ materially from those of shareholders in Canopy; expectations regarding future investment, growth and expansion of Acreage’s operations; the possibility of adverse U.S. or Canadian tax consequences upon completion of the Floating Share Arrangement; if Canopy USA acquires the Fixed Shares pursuant to the Existing Arrangement Agreement without structural amendments to Canopy’s interest in Canopy USA, the listing of the Canopy Shares on the Nasdaq may be jeopardized; the risk of a change of control of either Canopy or Canopy USA; restrictions on Acreage’s ability to pursue certain business opportunities and other restrictions on Acreage’s business; the impact of material non-recurring expenses in connection with the Floating Share Arrangement on Acreage’s future results of operations, cash flows and financial condition; the possibility of securities class action or derivatives lawsuits; in the event that the Floating Share Arrangement is not completed, but the acquisition by Canopy of the Fixed Shares (the “Acquisition”) is completed pursuant to Existing Arrangement Agreement and Canopy becomes the majority shareholder in Acreage, the likelihood that the Floating Shareholders will have little or no influence on the conduct of Acreage’s business and affairs; risk of situations in which the interests of Canopy USA and the interests of Acreage or shareholders of Canopy may differ; Acreage’s compliance with Acreage’s business plan for the fiscal years ending December 31, 2020 through December 31, 2029 pursuant to the Existing Arrangement Agreement; in the event that the Floating Share Arrangement is completed, the likelihood of Canopy completing the Acquisition in accordance with the Existing Arrangement Agreement; risks relating to certain directors and executive officers of Acreage having interests in the transactions contemplated by the Floating Share Arrangement Agreement and the connected transactions that are different from those of the Floating Shareholders; risks relating to the possibility that holders of more than 5% of the Floating Shares may exercise dissent rights; other expectations and assumptions concerning the transactions contemplated between Canopy, Canopy USA and Acreage; the available funds of Acreage and the anticipated use of such funds; the availability of financing opportunities for Acreage and Canopy USA and the risks associated with the completion thereof; regulatory and licensing risks; the ability of Canopy, Canopy USA and Acreage to leverage each other’s respective capabilities and resources; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks relating to infectious diseases, including the impacts of the COVID-19; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks disclosed in the Circular, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, dated May 1, 2023 and the Company’s other public filings, in each case filed with the SEC on the EDGAR website at www.sec.gov and with Canadian securities regulators and available under Acreage’s profile on SEDAR at www.sedar.com. Although Acreage has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.
Although Acreage believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and Acreage does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.
Neither the Canadian Securities Exchange nor its Regulation Service Provider, nor any securities regulatory authority in Canada, the United States or any other jurisdiction, has reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.
For more information, contact:
Carl Nesbitt
Chief Financial Officer
investors@acreageholdings.com
646 600 9181
Courtney Van Alstyne
MATTIO Communications
acreage@mattio.com

3